UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2005

COMMERCE ENERGY GROUP, INC.

(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32239 (Commission File Number)	20-0501090 (IRS Employer Identification No.)

600 Anton Blvd., Suite 2000 Costa Mesa, California (Address of principal executive offices)		92626 (Zip Code)

Registrant’s telephone number, including area code: (714) 258-0470

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.02. Unregistered Sales of Equity Securities.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01. Entry into a Material Definitive Agreement.

     On April 21, 2005, Commerce Energy Group, Inc. (the “Company”) and its principal operating subsidiary, Commerce Energy, Inc., entered into a Confidential Settlement Agreement and General Release (the “Settlement Agreement”) with director and former chief executive officer, Ian B. Carter. The Settlement Agreement provides for payments to Mr. Carter totaling $3 million and the payment of two months of COBRA coverage for Mr. Carter. In addition, Mr. Carter will retain an option to purchase 2.5 million shares of the Company’s common stock, par value $0.001 per share, at $2.50 per share. With respect to the retained stock options, the Company will prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-8, or if such form is not available, on a Form S-3, to the extent such form is available, relating to the shares of common stock of the Company which underlie Mr. Carter’s stock option. Under the Settlement Agreement, Mr. Carter and the Company agreed to mutual general releases of all claims that the parties may have against each other and Mr. Carter agreed to relinquish any stock options he has been granted, or claims to have been granted, in excess of the 2.5 million options. The Settlement Agreement also contains other customary provisions including Mr. Carter’s statutory rights under the Older Workers Benefit Protection Act.

     Mr. Carter will continue to serve as a director of the Company. In connection with Mr. Carter’s continuing service as a director of the Company, the Settlement Agreement provides that Mr. Carter will be entitled to receive compensation as a non-employee director in accordance with the Company’s established policies and will continue to be covered under the Company’s Directors and Officers liability insurance policy. The Settlement Agreement also provides that Mr. Carter will continue to be covered under the Company’s Directors and Officers liability insurance policy with respect to his service as a director and officer of the Company for a period of three years after his service as director of the Company ends to the same extent as such policy covers then current, non-employee directors.

     A copy of the Settlement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and a copy of the form of Stock Option Agreement relating to the option to purchase 2.5 million shares of the Company’s common stock is filed as Exhibit 10.2 to this Current Report on Form 8-K. Each of the Settlement Agreement and the Stock Option Agreement is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

     Pursuant to an Employment Agreement by and between Commonwealth Energy Corporation (now known as Commerce Energy, Inc. and referred to herein as “Commerce”) and Ian B. Carter, dated as of November 1, 2000, as amended (the “Employment Agreement”), on January 1, 2000 Commerce granted to Mr. Carter certain non-qualified options to purchase shares of common stock of Commerce at an exercise price of $2.50 per share, a price above the then fair market value of a share of common stock of Commerce on the date of grant. Pursuant to the terms of the Employment Agreement, certain of the options granted to Mr. Carter vested in accordance with the terms of the Employment Agreement. Other than pursuant to the terms of the Employment Agreement, no separate stock option agreement was issued to Mr. Carter. To the extent that Mr. Carter decided to exercise any portion of the stock options granted and vested, shares of Commerce common stock would have been issued pursuant to the private placement exemption set forth under Section 4(2), such offering being made to an executive officer and director of the Company in a transaction not involving any public offering; alternatively, the Company could have elected to file a Registration Statement on Form S-8 relating to the shares of common stock of Commerce to be issued in connection with the above-referenced options. The above-referenced grant of stock options pursuant to the Employment Agreement have been previously disclosed in periodic reports filed with the SEC.

     In July 2004, in connection with an internal reorganization approved by the shareholders of Commerce, Commerce became a wholly-owned subsidiary of the Company pursuant to an Agreement and Plan of Merger by and among the Company, Commerce and CEGI Acquisition Corp. In connection with the reorganization transaction, subject to applicable dissenters rights, all of the outstanding shares of common stock of Commerce were converted into shares of common stock of the Company, par value $0.001 per share, and the Company assumed all of the outstanding options of Commerce, including the above-reference options held by Mr. Carter. Shares of the Company’s common stock issued in connection with the reorganization transaction were issued pursuant to an effective Registration Statement on Form S-4 filed with the SEC.

     As noted in Item 1.01 of the this Current Report on Form 8-K, the contents of which are incorporated by reference into this Item 3.02, on April 21, 2005, the Company, Commerce and Mr. Carter entered into a Confidential Settlement and General Release Agreement in which, among other things, the parties agreed that Mr. Carter will retain an option to purchase 2.5 million shares of common stock of the Company at an exercise price of $2.50 per share and that Mr. Carter will relinquish any stock options he has been granted, or claims to have been granted, in excess of the option to purchase the 2.5 million shares of common stock of the Company. Pursuant to the terms of the Settlement Agreement, the Company has agreed to register, as soon as reasonably practicable, but in no event later than 45 days after the effective date of the Settlement Agreement, a Registration Statement on Form S-8, or if such form is not available, on a Form S-3, to the extent such form is available, relating to the shares of common stock of the Company which underlie Mr. Carter’s stock option. To the extent that Mr. Carter exercises any portion of his retained option prior to such Registration Statement being filed, the shares of common stock of the Company will be issued pursuant to the private placement exemption set forth under Section 4(2), such offering being made to a director of the Company in a transaction not involving any public offering.

     A copy of the Settlement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and a copy of the form of Stock Option Agreement relating to the option to purchase 2.5 million shares of the Company’s common stock is filed as Exhibit 10.2 to this Current Report on Form 8-K. Each of the Settlement Agreement and the Stock Option Agreement is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Confidential Settlement Agreement and General Release dated as of April 21, 2005 by and among Ian B. Carter, Commerce Energy, Inc. and Commerce Energy Group, Inc.

10.2	Form of Stock Option Agreement by and between Ian B. Carter and Commerce Energy Group, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Commerce Energy Group, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation
Date: April 22, 2005	By:	/s/ RICHARD L. BOUGHRUM
		Name:	Richard L. Boughrum
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Confidential Settlement Agreement and General Release dated as of April 21, 2005 by and among Ian B. Carter, Commerce Energy, Inc. and Commerce Energy Group, Inc.

10.2	Form of Stock Option Agreement by and between Ian B. Carter and Commerce Energy Group, Inc.